UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D. C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): August 26, 2002
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                       ELECTRO SCIENTIFIC INDUSTRIES, INC.
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             (Exact name of registrant as specified in its charter)

         Oregon                      0-12853                     93-0370304
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(State or other jurisdiction       (Commission                 (IRS Employer
       of incorporation)           File Number)             Identification  No.)

13900 NW Science Park Drive, Portland, OR                           97229
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(Address of principal executive offices)                          (Zip code)

Registrant's telephone number, including area code: (503) 641-4141
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Former name or former address, if changed since last report: No change.
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                    INFORMATION TO BE INCLUDED IN THE REPORT

Item 5.  Other Events and Regulation FD Disclosure

         Electro Scientific Industries, Inc. ("ESI") amended the Amended and Restated Rights Agreement, dated as of March 1, 2002, between ESI and Mellon Investor Services LLC effective as of August 26, 2002 to permit EQSF Advisors, Inc. to beneficially own up to, but not including, an aggregate of 19.99% of the outstanding shares of ESI's common stock. The amendment is filed as an exhibit under Item 7(c) of this report

Item 7.  Financial Statements and Exhibits.

(c)      Exhibits.

Exhibit Number    Exhibit Title
--------------    -------------

         4 First Amendment to Amended and Restated Rights Agreement, dated as of August 26, 2002, between Electro Scientific Industries, Inc. and Mellon Investor Services LLC.
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                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                     ELECTRO SCIENTIFIC INDUSTRIES, INC.

                                     By: /s/ John E. Isselmann, Jr.
                                         ---------------------------------------
                                     Name:   John E. Isselmann, Jr.
                                     Title:  General Counsel & Assistant
                                             Corporate Secretary

Dated: August 26, 2002.
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                                  EXHIBIT INDEX

Exhibit Number    Exhibit Title
--------------    -------------

         4 First Amendment to Amended and Restated Rights Agreement, dated as of August 26, 2002, between Electro Scientific Industries, Inc. and Mellon Investor Services LLC.